PEGASI ENERGY RESOURCES CORPORATION

Pioneering the Development of Unconventional Oil Reservoirs in East Texas with Horizontal Drilling and Multi-Stage Fracturing


MORGAN

Pegasi energy

Investor Relations Presentation May 2013

Forward Looking Statements

- The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves which are those quantities of oil and gas, which, by analysis of geological, geophysical and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward from known reservoirs under existing economic conditions, operating methods, government regulations, prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain and regardless of whether deterministic or probabilistic methods are used for the estimations. Pegasi does not currently disclose probable or possible reserves in its SEC filings.

- The matters discussed by Pegasi Energy Resources Corporation in this presentation regarding future expectations and plans for future activities may be regarded as "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. They are subject to various risks including those inherent in exploratory drilling activities, financial market conditions, unforeseen technical difficulties in drilling and completing wells, availability of drilling rigs and other drilling services, federal and state regulatory requirements, land issues and the inherent uncertainties in interpreting engineering, geologic and geophysical data relating to underground accumulations of oil and gas, as well as other risks discussed in detail in the Company's Form 10-K and other filings with the Securities and Exchange commission.

- Pegasi uses in this presentation the terms proved, probable and possible reserves. Proved reserves have been previously described. Probable reserves are reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered. Possible reserves are reserves that are less certain to be recovered than probable reserves. Estimates of probable and possible reserves which may be recoverable through additional drilling or recovery techniques are by nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company. In addition the net interest to the Company may vary depending upon various partnership interests, joint venture interests, farm out interests and royalty interests.

- Pegasi uses in this presentation the term "total resources", which consists of contingent and prospective resources, which SEC rules prohibit in filings of U.S. registrants. Contingent resources are resources that are potentially recoverable but not yet considered mature enough for commercial development due to technological or business hurdles. For contingent resources to move into the reserve category, the key conditions, or contingencies, that prevented commercial development must be clarified and removed. Prospective resources are estimated volumes associated with undiscovered accumulations. These represent quantities of petroleum which are estimated to be potentially recoverable from oil and gas deposits identified on the basis of indirect evidence but which have not yet been drilled. Estimates of resources are by nature more uncertain than reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company.

Overview (1 of 2)

- Pegasi Energy Resources Corporation ("Pegasi") is a US public company, regulated by the SEC and traded on the Over the Counter market (OTCBB symbol: PGSI)
- Pegasi is a small independent oil & gas exploration and production company active in the Rodessa oilfield of East Texas
- The Company has 7 full time employees with offices at Tyler & Jefferson, Texas
- The Company's principal assets are 22 oil and gas wells, a 45 mile gas gathering pipeline system connected to an interstate gas transmission pipeline, and some 31,690 gross acres/22,000 net operated acres/12,990 net leased acres[1] of mineral leases in the Rodessa oilfield
- As of 31 December 2012 Pegasi's Reserves were independently estimated as:
  - Net Proved plus Probable Reserves (2P) of **4.2 million** barrels of oil equivalent
  - Possible Reserves of **11.8 million** barrels of oil equivalent
- The Rodessa oilfield has already produced over 400 million barrels of oil and 2.3 trillion cubic feet of gas predominantly from a number of shallow zones
- Pegasi's focus is the development of a 225,000 acre enclosure of the oil bearing Bossier/Cotton Valley Limestone (CVL) formations that it has identified in the Cornerstone area of the Rodessa oilfield
- Pegasi has developed a comprehensive proprietary database of geological information from the analysis of the well log data from the 110 existing wells in the Cornerstone area of the Rodessa oilfield that have penetrated Pegasi's target– the Bossier/Cotton Valley Lime formation

Note 1: Lease Position as at April 30th 2013

Overview (2 of 2)

- In its Cornerstone Project, Pegasi is targeting deeper oil bearing formations whose low permeability has limited their development by conventional vertical well technology
- Pegasi proposes to develop these oil bearing formations by applying the horizontal drilling and multi-stage fracking techniques that have proven so successful elsewhere with 'tight rock' in places such as the Bakken and the Eagle Ford
- Pegasi's acreage gives it a leading position in the 225,000 acres of the Bossier/CVL formation and scope to drill over 400 wells on 80 acre spacing by drilling 3 out of the 5 target reservoirs available
- Pegasi's management estimate Contingent Resources of **114 million** barrels of oil for its undeveloped mineral leases in its Cornerstone Project as of April 30th, 2013. When added to the Pegasi's 3P reserves this gives an estimated total of **130 million** boe[1] of reserves and resources available for development on Pegasi's net acreage position as of April 30th 2013
- Pegasi successfully completed the Morse #1-H, the first horizontal oil well of its Cornerstone Project in July 2012

Note 1: boe: Barrels of oil equivalent calculated at 6,000 cubic feet of gas per barrel of oil

Pegasi's Management Team



Michael H. Neufeld – President & CEO
Mr. Neufeld, 62, worked as a professional Geologist in the Gulf Coast, Louisiana and Texas for Pennzoil Company, American Resources Company, Hunt Oil Company and as Senior Exploration Geologist and Vice-President of Exploration for Croftwood Corporation. In 1983 Mr. Neufeld co-founded SMK Energy, where exploration efforts were concentrated in East Texas, Gulf Coast Louisiana and the Rocky Mountains. He graduated from Louisiana State University in 1971 with a B.Sc. Degree in Geology.



Jonathan Waldron - CFO
Mr. Waldron, 45 began his career at BP and over five years held roles in BP's petroleum refining & oil trading businesses in London and New York. Following business school, Mr. Waldron worked as a strategy consultant with Mercer Management Consulting London (now Oliver Wyman) for international clients in various industries. He subsequently held senior roles at DIAGEO, and First Europa, an online insurance business, and was employed as an independent consultant for oil and gas and aviation clients. Mr. Waldron joined Pegasi in 2012. He holds a B.A. in Natural Sciences (Geology) from the University of Oxford, UK and a M.B.A. from INSEAD business school, Fontainebleau, France.



Bill L. Sudderth - Executive Vice President
Mr. Sudderth, 70, began his career at Lone Star Producing Company in 1970 where he worked through 1971. In late 1971 he joined Midwest Oil Corporation and worked there until 1974, at which point he became an independent landman working the entire continental United States. In 1983 Mr. Sudderth co-founded SMK Energy Corporation, along with Mr. Neufeld, which later merged with Windsor Energy in 1997. Mr. Sudderth received his B.B.A. Degree from Sam Houston State University in 1970.



Dr. Oliver C. Waldron - Chairman of the Board
Dr. Waldron, 68, has over 30 years of experience in the oil and gas industry. As founder and Chairman of Dragon Oil plc., he took a junior oil and gas exploration company to a full London Stock Exchange listing raising over $700 million for exploration and development. Dragon Oil explored in N and S America, Middle East and Far East and produced oil and gas in the US, Gulf of Thailand, Offshore UK and ultimately developed independently estimated proven and probable reserves of 600 million barrels of oil and 5 trillion cubic feet of gas in Turkmenistan. He is a science graduate of University College Cork and holds a Doctorate in Physics from the University of Oxford.



Lower 48 states shale plays
Niobrara*
Montana Thrust Belt
Bakken***
Heath**
Cody
Williston Basin
Big Horn Basin
Powder River Basin
Gammon
Hilliard-Baxter-Mancos
Mowry
Greater Green River Basin
Niobrara*
Park Basin
Forest City Basin
Michigan Basin
Antrim
Appalachian Basin
Devonian (Ohio)
Marcellus
Utica
Uinta Basin
Manning Canyon
Mancos
Hermosa
Piceance Basin
Denver Basin
Illinois Basin
New Albany
San Joaquin Basin
Monterey-Temblor
Paradox Basin
Lewis
Pierre
Excello-Mulky
Cherokee Platform
Woodford
Fayetteville
San Juan Basin
Raton Basin
Anadarko Basin
Ardmore Basin
Arkoma Basin
Chattanooga
Rodessa Field
Monterey
Santa Maria, Ventura, Los Angeles Basins
Palo Duro Basin
Bend
Black Warrior Basin
Conasauga
Floyd-Neal
Valley & Ridge Province
Avalon-Bone Spring
Permian Basin
Barnett
Ft. Worth Basin
TX-LA-MS Salt Basin
Tuscaloosa
Miles
0 100 200 300 400
Barnett-Woodford
Marfa Basin
Eagle Ford
Haynesville-Bossier
N
Pearsall
Western Gulf
Shale plays
Current plays
Prospective plays
Stacked plays
Shallowest/ youngest
Intermediate depth/ age
Deepest/ oldest
Basins
* Mixed shale & chalk play
** Mixed shale & limestone play
***Mixed shale & tight dolostone-siltstone-sandstone
eia

Source: Energy Information Administration based on data from various published studies.
Updated: May 9, 2011

The Cornerstone Project (1 of 2)

- The Rodessa field has produced over 400 million barrels of oil and 2.3 trillion cubic feet of gas from a number of shallow oil and gas producing horizons known as the Rodessa, Pettit and Travis Peak formations.
- Ownership has never been significantly consolidated by an oil major and remains fragmented
  - *Ownership of the 40-50,000 acres of existing production is divided between 77 entities*
  - *We estimate that competitors hold exploration leases for 8,000 acres in total*
- The Bossier/CVL formation (stratigraphic equivalent to the Haynesville) is contained within the 225,000 acre closure against the Rodessa fault known as the Cornerstone area.
- The average production from vertical wells drilled to the Bossier/CVL formation is 150,000 bbls, with some wells producing 300,000 bbls to 475,000 bbls with 1970's technology.
- Pegasi is targeting these proven but relatively untapped deeper formations through horizontal drilling and multi-stage fracking techniques.
- Using these techniques, the estimated EUR for the proposed 15-25 stage horizontal development wells is between 750,000 to 1,250,000 bbls per well on each 80 acres.
- The principals of the Company have worked in this part of East Texas for over 30 years and recognized the similarities (namely low permeability and extensive contact between reservoir and source rock) of the Bossier/CVL formation in the Rodessa Field to the Bakken shales of Montana and North Dakota where horizontal drilling of these tight unconventional resource targets coupled with artificial fracturing of the drilled formations has had great success.

The Cornerstone Project (2 of 2)

- Drilling activity in the CVL and the Haynesville formations to the south of the Cornerstone area has successfully employed dynamic horizontal and multistage fracking technology resulting in major increases in proven natural gas reserves.
- Pegasi has access to well logs for approx. 110 wells which have penetrated the Bossier/CVL formation in the Rodessa field. All of these deep wells have been evaluated by Pegasi's in-house Petrophysicist and give Pegasi an information advantage. Of the 110 wells drilled to date 58, are oil producing from the Bossier/CVL while the balance "pass through" wells, drilled to access the deeper Smackover formation, all recorded oil shows in the Bossier/CVL formation and confirm the geographical extent of the structure.
- To assist in the acquisition of a strong acreage position the Company joint ventured some of the land acquisition with industry partners.
- As at 30 April 2013, The Company held leases to 31,690 gross/12,990 net acres. The Company is the designated operator of all the acreage in its ownership.

Petroleum Geology of the Bossier/Cotton Valley Lime Formations



N
S
E. Linden Area
Cumulative Avg.
(30 Wells) 144,317 BO
103,153 MCF
Horizontal at 3X =
432,951 BO
309,459 MCF
Rodessa Field - Figurative
Kildare Area
Cumulative Avg.
(14 Wells)
1,585,640 MCFE
Jefferson Area
Cumulative Avg
(27 Wells)
3,566,711 MCFE
Spill Point Rodessa Structure
LP Horizontal
6,000 feet
Cumulative Production
2.31 TCU, 400 MMBO
7,000 feet
RODESSA FAULT
Rodessa Oil & Gas
Pettit Oil & Gas
Travis Peak Oil & Gas
2000'+Horizontal
Cotton Valley Oil & Gas
3000'+Horizontal
Bossier Oil & Gas
3000'+Horizontal
Cotton Valley Lime Oil & Gas
Pegasi Horizontal Well Target
Structural Traps in Smackover
Oil & Gas
26 BCFE/5 SMK Wells
Avg 5.2 BCFE
TD 11,500'
TD 10,000'

Pegasi anticipates drilling to 10,500 feet, initially targeting the Bossier and Cotton Valley Lime formations, with secondary completions in the lower Travis Peak and Pettit formations

Source: Pegasi and the Railroad Commission of Texas

Comparison of Petroleum Geology of Bossier/Cotton Valley Lime and Bakken Formations

Comparison of typical Bakken log with typical Cornerstone Log

	Bakken well	**Pegasi well**
Total interval of reservoir and source	100 feet 9,700 feet to 9,800 feet	1,000 feet 9,500 to 10,500 feet
Total Reservoir	30 feet	300 feet
Total source shale	70 feet	700 feet
Plan to drill Horizontal at:	9,750 feet	10,000 feet

The comparison clearly shows that the Cornerstone Project has much greater total source rock interval and greater total reservoir rock interval and therefore a **much greater expected EUR**

Petroleum Geology of Bossier/Cotton Valley Lime Formation
Typical Cornerstone Well Log for the Bossier/Cotton Valley Lime

- We have **5 potential targets** for horizontal wells:

Cotton Valley Lime	**10,150 feet**
Bossier D Sandstone	**9,860 feet**
Bossier C Sandstone	**9,800 feet**
Bossier B Sandstone	**9,550 feet**
Bossier A Sandstone	**9,400 feet**

- The formations calculate 65% to 80% OIL saturation with the water being interstitial

Pegasi's Huntington #1 Well Log



BOSSIER SHALE WITH SANDS
OIL
Haynesville Lime
Acid Frac

Projected Morse #1-H Monthly Production
The steep hyperbolic phase of decline has ceased and production is now expected to continue to decline modestly



8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Monthly Production (BBLS/BOE)
Forecast Gas Production (BOE)
Forecast Oil Production (BBLS)
Actual Gas Production (BOE)
Actual Oil Production (BBLS)
1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 55 58 61 64 67 70 73 76 79 82 85 88 91 94 97 100 103 106 109 112 115 118
Sequential Month

Morse #1-H
Results to Date

- Beta well: Morse #1-H was the first horizontal well to target the Bossier Oil Sands in the Rodessa Field and confirmed several important assumptions for the future development strategy
  - The lateral wellbore was drilled and completed without any problems
  - Proved Lowest Known Oil (LKO) in formation is further down dip than location of pilot hole and thus de-risked new locations along strike and up dip
  - Bottom Hole Pressure was higher than expected at the toe of the lateral wellbore which was located 450 ft from a vertical well that had already produced over 200,000 Bbls Oil
  - Proved the viability of using external packers with sleeves as a completion method
  - The target zone responded well to fracture treatment with x-link gel and 100,000 lbs sand per stage
  - Rapid hyperbolic early decline in production is followed by a more modest decline similar to that observed in the Bossier vertical wells of the Rodessa field
  - Productivity of 5 stage Morse #1-H well supports EUR of 750 MBOE to 1,250 MBOE for 15 to 25 stage wells
- We have adapted our development well model based on our experience with the Morse #1-H
  - Development well model of 3,000 to 4,000 ft lateral featuring 15 -25 fracture stages
  - Pilot hole will not be cased
  - Open hole whipstock will be employed to avoid mechanical complications experienced in Morse
  - Fit intermediate casing in first 60 degrees of lateral curve

Despite the limitations of the test well's design, the Morse #1-H's Production Compares favorably to that of the Bakken

Pegasi energy

Bakken and Morse #1-H Initial Production Comparison

	Bakken Shale			Bossier Sandstone
				Morse # 1-H
Category	Slick Water Treatment Perf & Plug	Hybrid Treatment Perf & Plug	X-Link Gel w/ Sleeves	X-Link Gel Sliding Sleeve
90 Day Production (bbl)	49,300	29,100	19,100	15,200
90 Day Production (bopd) (1)	548	323	212	169
Fracture Stages	35	26 - 32	25	5
Production Per Fracture Stage (bopd)	16	10 - 13	8	34
Fracture Stages in New Well Design				15 - 25
Implied Production (bopd)				507 - 844
Implied Cumulative 90 Day Production (bbl)				45,600 - 76,000

Comparable wells in the Bakken have produced an average of 19,100 bbls in their first 90 days (212 bopd), vs. ***15,200*** *(169 bopd) in beta well Morse #1-H – despite the beta well's suboptimal design of only five frac stages vs. 25+ stages of Bakken wells*

Source: The American Oil & Gas Reporter, January 2013

Note: (1)Morse #1-H production has been adversely affected by collapsed tubing, limiting production rates

Fully-Fracked Future Wells Likely to Match / Exceed Bakken

25-stage fractures in the Bossier sandstone have the potential to out-produce wells in the Bakken



Bakken Horizontal Fracked Well Production – First 90 Days
90-Day Production (bbl)
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
25 frac case
76,000
15 frac case
45,600
Average 19,100
Average 29,100
Average 49,300
X-Link Gel w/ Sleeves
Hybrid Treatment w/ Plug & Perf
Slick Water Treatment w/ Plug & Perf
Most Comparable to Morse #1-H Construction
TIME

Source: The American Oil & Gas Reporter, January 2013

Horizontal Well Economics Assumptions for 4,000 ft model development well

Lateral Length	4,000 ft
Fracture Stimulation Stages	25 Stages
Well Drilling & Completion Cost:	$12,000,000
Base Case Average Daily First Month Production:	1,075 BBL/Day
Production Decline 1st year:	80%
Production Decline 2nd year:	25%
Production Decline 3rd year:	15%
Production Decline Subsequent years:	10%
Royalties:	20%
Production Tax:	Oil 4.61%, Gas 7.5%
Fixed Lease Operating Expenses:	$12,000/month
Water Disposal Cost:	$1.85/Bbl
Discount Rate:	10%
Payback Period (Base Case, Oil $90/Bbl, Gas $3.50/MMBtu):	8 Months
EUR Oil (Base Case capped at 25 years):	762 MBbls
EUR Gas (Base Case capped at 25 years):	1.122 BCF
Productive Life (Base Case):	25+ years

Horizontal Well Economics
The projected IRR of the 25-stage model development well is robust across a range of oil prices


4,000 ft lateral with 25 Stages
Superior: 133% Morse Productivity
Base Case: Morse Productivity Rate per Frack
Inferior: 66% Morse Productivity
IRR
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
$70
$80
$90
$100
$110
$120
Oil Price ($/BBL)

Note: Assumptions Detailed on Slide 16

Horizontal Well Economics
Similarly the projected NPV of the 4,000 ft, 25 stage model development well are significantly better than for the shorter well



4,000 ft lateral with 25 Stages
NPV ($ million)
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$70
$80
$90
$100
$110
$120
Oil Price ($/BBL)
Inferior (66% Morse)
Base Case (Morse Productivity)
Superior (133% Morse)

Note: Assumptions Detailed on Slide 16

Our Investment Proposition

- **Proven management team** that has drilled over 300 wells in Texas and Louisiana
- **Proven Technology** - Horizontal drilling is now more widely used than vertical drilling in the US. The experiences in the Bakken field demonstrates the impact it can have on production rates when combined with multi-stage fracking
- **Proven Target -** Data from the 110 wells drilled, all recorded oil shows in the Bossier/Cotton Valley formation and confirm the geographical extent of the structure
- **Industry Leading Position** in the Bossier/Cotton Valley shale oil play in the Rodessa field with 31,690 gross/12,990 net leased acres
- **Opportunity to Accelerate** – With 5 horizons in the target formation, Pegasi has already identified over 350 well locations on its existing acreage. Pegasi's local knowledge, experience and feet on the ground afford us the opportunity to rapidly expand our acreage position

Other Activities and Outlook for 2013

- **Rodessa (Norbord-Travis Peak):** We recently successfully completed the Haggard A vertical well in the Travis Peak formation. The Haggard A is Pegasi's third well to successfully produce from this zone and confirms the opportunity for further development of this discovery

- **Financing Horizontal Drilling Program:** We are actively engaged in advanced discussions with industry and financial partners concerning financing arrangements for the Bossier/Cotton Valley Lime drilling program

Appendix



CASE
CASE

Estimated Reserves and Contingent Resources

ESTIMATED RESERVES AS AT 31 DEC 2012
PEGASI ENERGY: CASS AND MARION COUNTIES, TEXAS

CATEGORY	PERCENTAGE	OIL	GAS	GAS TO OIL CONV.	BOE
	%	BO	MMCF	6,000 CUFT - 1 BO	
PROVED	80	728,655	14,235	2,372,480	3,101,135
PROBABLE	50	312,386	4,911	818,457	1,130,843
POSSIBLE	50	6,232,841	33,347	5,557,894	11,790,735
TOTAL PROVED, PROBABLE AND POSSIBLE RESERVES AS OF 31 DEC 2012 BOE (*1*)					16,022,713

ESTIMATED CONTINGENT RESOURCES AS AT 30 APR 2013

CONTINGENT RESOURCES		114,140,160			
Bossier Sands/CVLS		TOTAL CONTINGENT RESOURCE AS OF 30 APR 2013 (2)			114,140,160
		ESTIMATED TOTAL RESERVES AND RESOURCES			130,162,873

NOTES: *1* - Proved, Probable and Possible Reserves are based on independent engineering evaluation by James E. Smith and Associates as of December 31, 2012. Please refer to disclosures regarding "Reserve and Resource Information".

2 - Pegasi has internally estimated its unrisked Total Resource potential. All volumes shown are unrisked.

Stock Price History


PGSI:OB Closing Price
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Jan 08: Drilled Harris # 2
Mar 08: Complete Pipelines
Feb 08: Drilled Childers # 2
Apr 10: Drilled Norbord # 1
Jan 11: Completed Haggard B
Jul 12: Completed Morse #1-H
Mar 12: Completed Haggard A
26/12/2003
26/02/2004
26/04/2004
26/06/2004
26/08/2004
26/10/2004
26/12/2004
26/02/2005
26/04/2005
26/06/2005
26/08/2005
26/10/2005
26/12/2005
26/02/2006
26/04/2006
26/06/2006
26/08/2006
26/10/2006
26/12/2006
26/02/2007
26/04/2007
26/06/2007
26/08/2007
26/10/2007
26/12/2007
26/02/2008
26/04/2008
26/06/2008
26/08/2008
26/10/2008
26/12/2008
26/02/2009
26/04/2009

Gross, Net Operated and Net Leased Acreage


Lease Position as of April 30th 2013
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Net Acres Leased by Pegasi
Net Acres Leased by Drilling Partners
Net Acres Operated by Pegasi
Net Acres Unleased / Leased by Others
Gross Acres
Source: Pegasi